SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C.  20549

                              ________________


                                  FORM 8-K

                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(D) OF THE

                       SECURITIES EXCHANGE ACT OF 1934


   DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)    January 23, 1997

                               SUNAMERICA INC.

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


         MARYLAND                      1-4618                 86-0176061
(STATE OR OTHER JURISDICTION        (COMMISSION             (IRS EMPLOYER
     OF INCORPORATION)              FILE NUMBER)         IDENTIFICATION NO.)


1 SUNAMERICA CENTER
LOS ANGELES, CALIFORNIA                         90067-6022
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)        (ZIP CODE)


Registrant's telephone number, including
area code                                       (310) 772-6000

Item 5.     Other Events
            -------------

            The Registrant has released financial position and earnings information as of and for the three months ended December 31, 1996.

            See the attached Condensed Consolidated Balance Sheet and Consolidated Income Statement.

Item 7.     Financial Statements, Pro Forma Financial Information and
            ---------------------------------------------------------
            Exhibits
            ---------

            (c)   Exhibits

            Exhibit 20(a)  Condensed Consolidated Balance Sheet
            Exhibit 20(b)  Consolidated Income Statement


                                 SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    SUNAMERICA INC.



Date:   January 27, 1997                By: /s/ Scott L. Robinson
                                        -----------------------------
                                        Scott L. Robinson
                                        Senior Vice President
                                          and Controller

                                     EXHIBIT 20(a)
                                    SUNAMERICA INC.
                         CONDENSED CONSOLIDATED BALANCE SHEET
                              (In thousands - unaudited)


                                                      December 31,     September 30,
                                                              1996              1996
                                                    --------------     -------------
ASSETS
Cash and short-term investments                     $      852,124     $     529,363
Bonds, notes and redeemable preferred stocks
  available for sale, at fair value                     13,776,872        12,582,024
Mortgage loans                                           1,706,191         1,652,257
Common stocks, at fair value                               104,012            81,385
Partnerships                                             1,173,094         1,071,857
Other invested assets                                      326,393           282,898
                                                    --------------    --------------
Total investments                                       17,938,686        16,199,784

Variable annuity assets                                  6,869,800         6,380,458
Deferred acquisition costs                                 785,167           782,300
Other assets                                               394,367           364,279
                                                    --------------    --------------
TOTAL ASSETS                                        $   25,988,020    $   23,726,821
                                                    ==============    ==============
LIABILITIES AND SHAREHOLDERS' EQUITY:
Liabilities:
  Reserves for fixed annuity contracts              $    9,811,904    $    9,654,674
  Reserves for guaranteed investment contracts           4,590,888         4,169,028
  Variable annuity liabilities                           6,869,800         6,380,458
  Long-term notes and debentures                         1,004,585           573,335
  Trust deposits                                           461,823           436,048
  Payable to brokers for purchases of securities           178,979            42,518
  Other payables, accrued liabilities and
    deferred income taxes                                  819,290           572,571
                                                    --------------    --------------
  Total liabilities                                     23,737,269        21,828,632
                                                    --------------    --------------
Preferred securities of subsidiary grantor trusts          547,631           237,631
                                                    --------------    --------------
Shareholders' equity:
  Preferred Stock                                          335,869           384,549
  Nontransferable Class B Stock                             10,848            10,848
  Common Stock                                             109,062           108,604
  Additional paid-in capital                               259,001           304,295
  Retained earnings                                        932,231           869,215
  Net unrealized gains (losses) on debt and
    equity securities available for sale                    56,109           (16,953)
                                                    --------------    --------------
  Total shareholders' equity                             1,703,120         1,660,558
                                                    --------------    --------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY          $   25,988,020    $   23,726,821
                                                    ==============    ==============

                                 EXHIBIT 20(b)
                                SUNAMERICA INC.
                         CONSOLIDATED INCOME STATEMENT
                   (In thousands, except per share-amounts)
                                  (Unaudited)
                                            Three months ended December 31,
                                            -------------------------------
                                                     1996              1995
                                            -------------     -------------
Investment income                           $     370,545     $     253,990
                                            -------------     -------------
Interest expense on:
  Fixed annuity contracts                        (128,895)          (68,096)
  Guaranteed investment contracts                 (67,179)          (61,424)
  Trust deposits                                   (2,422)           (2,571)
  Senior indebtedness                             (19,791)          (15,052)
                                            -------------     -------------
  Total interest expense                         (218,287)         (147,143)
                                            -------------     -------------
Dividends paid on preferred
  securities of grantor trusts                     (8,589)           (4,721)
                                            -------------     -------------
NET INVESTMENT INCOME                             143,669           102,126
                                            -------------     -------------
NET REALIZED INVESTMENT GAINS (LOSSES)             (9,304)            1,404
                                            -------------     -------------
Fee income:
  Variable annuity fees                            30,898            24,416
  Net retained commissions                         13,322             9,161
  Asset management fees                             6,418             6,503
  Loan servicing fees                               5,769             5,570
  Trust fees                                        4,455             4,195
                                            -------------     -------------
TOTAL FEE INCOME                                   60,862            49,845
                                            -------------     -------------
Other income and expenses:
  Surrender charges                                 6,635             2,588
  General and administrative expenses             (59,052)          (44,098)
  Amortization of deferred acquisition
    costs                                         (30,410)          (21,071)
  Other, net                                        2,368             1,792
                                            -------------     -------------
TOTAL OTHER INCOME AND EXPENSES                   (80,459)          (60,789)
                                            -------------     -------------
PRETAX INCOME                                     114,768            92,586

Income tax expense                                (34,400)          (27,800)
                                            -------------     -------------
NET INCOME                                  $      80,368     $      64,786
                                            =============     =============
EARNINGS PER SHARE                          $        0.58     $        0.47
                                            =============     =============
NET EARNINGS APPLICABLE TO COMMON STOCK
  (used in the computation of earnings
   per share)                               $      78,309     $      61,903
                                            =============     =============
AVERAGE SHARES OUTSTANDING                        134,937           131,492
                                            =============     =============